                                                                   Exhibit 10.34

                       SECOND LOAN MODIFICATION AGREEMENT

         This Second Loan Modification Agreement (this "Loan Modification Agreement') is entered into as of November 28, 2001, by and between SILICON VALLEY BANK, a California-chartered bank, with its principal place of business at 3003 Tasman Drive, Santa Clara, California 95054 and with a loan production office located at One Newton Executive Park, Suite 200, 2221 Washington Street, Newton, Massachusetts 02462, doing business under the name "Silicon Valley East" ("Bank") and MERCATOR SOFTWARE, INC., a Delaware corporation with its principal place of business at 45 Danbury Road, Wilton, Connecticut 06897("Borrower").

1.       DESCRIPTION OF EXISTING INDEBTEDNESS AND OBLIGATIONS. Among other
         ----------------------------------------------------
indebtedness and obligations which may be owing by Borrower to Bank, Borrower is indebted to Bank pursuant to a loan arrangement dated as of June 22, 2001, evidenced by, among other documents, a certain Accounts Receivable Financing Agreement dated as of June 22, 2001, as amended by a certain Accounts Receivable Financing Modification Agreement dated as of September 18, 2001 (the "Loan Agreement"). Capitalized terms used but not otherwise defined herein shall have the same meaning as in the Loan Agreement.

Hereinafter, all indebtedness and obligations owing by Borrower to Bank shall be referred to as the "Obligations".

2.       DESCRIPTION OF COLLATERAL. Repayment of the Obligations is secured by
         -------------------------
the Collateral as described in the Loan Agreement and in a certain Intellectual Property Security Agreement dated June 22, 2001 (the "IP Security Agreement") (together with any other collateral security granted to Bank, the "Security Documents").

Hereinafter, the Security Documents, together with all other documents evidencing or securing the Obligations shall be referred to as the "Existing Loan Documents".

3.       DESCRIPTION OF CHANGE IN TERMS.
         ------------------------------

                  Modifications to Loan Agreement.
                  -------------------------------

                  1. The Loan Agreement shall be amended by deleting the following definition appearing in Section 1 thereof:

                                    ""Applicable Rate" is a per annum rate equal to the "Prime Rate" plus one (1.0) percentage point."

                           and inserting in lieu thereof the following:

                                    ""Applicable Rate" is a per annum rate equal to the Prime Rate plus one (1.0) percentage point; provided, however, the Applicable Rate shall be reduced to a per annum rate equal to the Prime Rate after the occurrence of the Funding Event."

                  2. The Loan Agreement shall be amended by deleting the following definition appearing in Section 1 thereof:

                                    ""Capitalization Event" is the issuance by Borrower of equity, or Subordinated Debt with a lender and subject to terms reasonably acceptable to Bank, resulting in the net proceeds to Borrower of at least Five Million Dollars ($5,000,000.00) in cash."

                           and inserting in lieu thereof the following:

                                    ""Capitalization Event" INTENTIONALLY
                                    OMITTED."

                  3. The Loan Agreement shall be amended by deleting the following definition appearing in Section 1 thereof:

                  ""Facility Amount" is Ten Million Dollars ($10,000,000.00); provided, however, the Facility Amount shall be increased to Fifteen Million Dollars ($15,000,000.00) for any period after the occurrence of a Funding Event."

         and inserting in lieu thereof the following:

                  ""Facility Amount" is Ten Million Dollars ($10,000,000.00); provided, however, the Facility Amount shall be increased to Fifteen Million Dollars ($15,000,000.00) after the occurrence of the Funding Event."

 4. The Loan Agreement shall be amended by deleting the following definition appearing in Section 1 thereof:

                  ""Facility Period" is the period beginning on this date and continuing until one year from the date of this Agreement, unless the period is terminated sooner by Bank with notice to Borrower or by Borrower pursuant to Section 4.3."

         and inserting in lieu thereof the following:

                  ""Facility Period" is the period beginning on this date and continuing until November 27, 2002, unless the period is terminated sooner by Bank with notice to Borrower or by Borrower pursuant to Section 4.3."

 5. The Loan Agreement shall be amended by deleting the following definition appearing in Section 1 thereof:

                  ""Minimum Finance Charge" is a minimum monthly Finance Charge of $20,000.00 payable to the Bank."

         and inserting in lieu thereof the following:

                  ""Minimum Finance Charge" is a minimum monthly Finance Charge payable to the Bank equal to: (i) from the date hereof through November 30, 2001, $20,000.00 and (ii) from December 1, 2001 to the last day of the Facility Period, $12,000.00. Notwithstanding the foregoing, upon the occurrence of and Event of Default and until such time as such Event of Default has been cured, the minimum monthly Finance Charge shall be $20,000.00. Upon curing of an Event of Default, the minimum monthly Finance Charge shall revert to $12,000.00."

 6. The Loan Agreement shall be amended by deleting the following section appearing as Section 3.2 thereof:

                  "3.2 Finance Charges. In computing Finance Charges on the Obligations, all Collections received by Bank shall be deemed applied by Bank on account of the Obligations three (3) Business Days after receipt of the Collections. Borrower will pay a finance charge (the "Finance Charge"), which is equal to the greater of (i) the Applicable Rate multiplied by the number of days in the Reconciliation Period multiplied by the outstanding average daily Financed Receivable Balance for that Reconciliation Period, or (ii) the Minimum Finance Charge, as and when same may be applicable. After an Event of Default, Obligations accrue interest at two percent (2.0%) above the Applicable Rate effective immediately before the Event of Default. "
         and inserting in lieu thereof the following:

                  "3.2 Finance Charges. In computing Finance Charges on the Obligations, all Collections received by Bank shall be deemed applied by Bank on account of the Obligations one (1) Business Day after receipt of the Collections. Borrower will pay a finance charge (the "Finance Charge"), which is equal to the greater of (i) the Applicable Rate multiplied by the number of days in the Reconciliation Period multiplied by the outstanding average daily Financed Receivable Balance for that Reconciliation Period, or (ii) the Minimum Finance Charge, as and when same may be applicable. After an Event of Default, Obligations accrue interest at two percent (2.0%) above the Applicable Rate effective immediately before the Event of Default. "


 7. The Loan Agreement shall be amended by deleting the following section appearing as Section 3.4 thereof:

                  "3.4 Collateral Handling Fee. On each Reconciliation Day, Borrower will pay to Bank a collateral handling fee, equal to 0.375% per month of the average daily Financed Receivable Balance outstanding during the applicable Reconciliation Period."

         and inserting in lieu thereof the following:

                  "3.4 Collateral Handling Fee. On each Reconciliation Day, Borrower will pay to Bank a collateral handling fee, equal to 0.375% per month of the average daily Financed Receivable Balance outstanding during the applicable Reconciliation Period; provided, however, such collateral handling fee shall be reduced to 0.25% per month of the average daily Financed Receivable Balance outstanding during the applicable Reconciliation Period after the occurrence of the Funding Event."

 8. The Loan Agreement shall be amended by deleting the following section appearing as Section 4.3 thereof:

                  "4.3 Early Termination of Agreement. This Agreement may be terminated prior to the last day of the Facility Period as follows: (i) by Borrower, effective three Business Days after written notice of termination is given to Bank; or (ii) by Bank at any time after the occurrence of an Event of Default, without notice, effective immediately. If this Agreement is so terminated by Borrower or by Bank, Borrower shall pay to Bank a termination fee in an amount equal to Three Hundred Thousand Dollars ($300,000.00) (the "Early Termination Fee"). The termination fee shall be due and payable on the effective date of termination and thereafter shall bear interest at a rate equal to the highest rate applicable to any of the Obligations. Notwithstanding the foregoing, Bank agrees to waive the Early Termination Fee if Bank agrees to refinance the Obligations (in its sole and exclusive discretion) prior to the last day of the Facility Period."

         and inserting in lieu thereof the following:

                  "4.3 Early Termination of Agreement. This Agreement may be terminated prior to the last day of the Facility Period as follows: (i) by Borrower, effective three Business Days after written notice of termination is given to Bank; or (ii) by Bank at any time after the occurrence of an Event of Default, without notice, effective immediately. If this Agreement is so terminated by Borrower or by Bank,

                                    Borrower shall pay to Bank a termination fee in an amount equal to Two Hundred Twenty-Five Thousand Dollars ($225,000.00) (the "Early Termination Fee"). The termination fee shall be due and payable on the effective date of termination and thereafter shall bear interest at a rate equal to the highest rate applicable to any of the Obligations. Notwithstanding the foregoing, Bank agrees to waive the Early Termination Fee if Bank agrees to refinance the Obligations (in its sole and exclusive discretion) or if a different credit facility with Bank replaces this credit facility or if this credit facility is transferred to another division of Bank prior to the last day of the Facility Period."

                  9. The Loan Agreement shall be amended by deleting the following section appearing as Section 6.3 (L) thereof:

                                    "(L) Maintain at all times an Adjusted Quick
                                    Ratio of at least: 1.25 to 1.0 for May,
                                    2001, 1.50 to 1.0 for June, 2001, 1.30 to
                                    1.0 for July, 2001, 1.20 to 1.0 for August,
                                    2001, 1.50 to 1.0 for September, 2001 and thereafter, which Adjusted Quick Ratio will be tested by Bank on a monthly basis."

                           and inserting in lieu thereof the following:

                                    "(L) Maintain at all times an Adjusted Quick
                                    Ratio of at least: 1.1 to 1.0 for October, 2001, 1.1 to 1.0 for November, 2001, 1.5 to
                                    1.0 for December, 2001 and thereafter, which Adjusted Quick Ratio will be tested by Bank on a monthly basis."

                  10. The Loan Agreement shall be amended by deleting the following section appearing as Section 6.3 (M) thereof:

                                    "(M) Cause the occurrence of a
                                    Capitalization Event on or before September
                                    30, 2001."

                           and inserting in lieu thereof the following:

                                    "(M) INTENTIONALLY OMITTED."

                  11. The Loan Agreement shall be amended by adding the following section as new Section 6.3 (O):

                                    "(O) Deliver to the Bank a copy of its
                                    balance sheet projections for fiscal year
                                    2002 by no later than December 31, 2001."

4. WAIVERS. Bank hereby waives Borrower's existing defaults under the Loan
   -------
Agreement by virtue of Borrower's failure to comply with the financial performance covenant set forth is Section 6.3(L) thereof as of the months ending September 30, 2001 and October 31, 2001. Bank's waiver of Borrower's compliance of said affirmative covenant shall apply only to the foregoing specific periods. In addition, Bank hereby waives Borrower's existing defaults under the Loan Agreement by virtue of Borrower's failure to comply with the financial performance covenant set forth is Section 6.3(M).

5. FEES. Borrower shall pay to Bank a modification fee equal to Fifty Thousand
   ----
Dollars ($50,000.00), which fee shall be due on the date hereof and shall be deemed fully earned as of the date hereof. The Borrower shall also reimburse Bank for all reasonable legal fees and expenses incurred in connection with this amendment to the Existing Loan Documents; provided, however, Bank shall not incur any such fees in excess of Twenty Thousand Dollars ($20,000.00) without prior notice to and consent of Borrower regarding such fees.

6.  RATIFICATION OF INTELLECTUAL PROPERTY SECURITY AGREEMENT. Borrower hereby
    --------------------------------------------------------
ratifies, confirms and reaffirms, all and singular, the terms and conditions of the IP Security Agreement and acknowledges, confirms and agrees that the IP Security Agreement contains an accurate and complete listing of all Intellectual
                               --------     --------
Property Collateral as defined in said Intellectual Property Security Agreement, except that Schedules A and C of the IP Security Agreement are amended as set forth in Exhibit A hereto.

7.  RATIFICATION OF PERFECTION CERTIFICATE. Borrower hereby ratifies, confirms
    --------------------------------------
and reaffirms, all and singular, the terms and disclosures contained in a certain Perfection Certificate dated as of June 22, 2001 between Borrower and Bank, and acknowledges, confirms and agrees the disclosures and information above Borrower provided to Bank in the Perfection Certificate has not changed, as of the date hereof, except that Attachments 1 and 2 of the Perfection Certificate are amended as set forth in Exhibit B hereto.

8.  CONSISTENT CHANGES. The Existing Loan Documents are hereby amended wherever
    ------------------
necessary to reflect the changes described above.

9.  RATIFICATION OF LOAN DOCUMENTS. Borrower hereby ratifies, confirms, and
    ------------------------------
reaffirms all terms and conditions of all security or other collateral granted to the Bank, and confirms that the indebtedness secured thereby includes, without limitation, the Obligations.

10. NO DEFENSES OF BORROWER. Borrower agrees that, as of this date, it has no
    -----------------------
defenses against the obligations to pay any amounts under the Obligations.

11. CONTINUING VALIDITY. Borrower understands and agrees that in modifying the
    -------------------
existing Obligations, Bank is relying upon Borrower's representations, warranties, and agreements, as set forth in the Existing Loan Documents, except that Schedules 6.3(A) and 6.3(C) of the Loan Agreement are amended as set forth in Exhibits C-1 and C-2 hereto. Except as expressly modified pursuant to this Loan Modification Agreement, the terms of the Existing Loan Documents remain unchanged and in full force and effect. Bank's agreement to modify the existing Obligations pursuant to this Loan Modification Agreement in no way shall obligate Bank to make any future modifications to the Obligations. Nothing in this Loan Modification Agreement shall constitute a satisfaction of the Obligations. It is the intention of Bank and Borrower to retain as liable parties all makers of Existing Loan Documents, unless the party is expressly released by Bank in writing. No maker will be released by virtue of this Loan Modification Agreement.

12. COUNTERSIGNATURE. This Loan Modification Agreement shall become effective
    ----------------
only when it shall have been executed by Borrower and Bank.

                            [signature page follows]

         This Loan Modification Agreement is executed as a sealed instrument under the laws of the Commonwealth of Massachusetts as of the date first written above.

MERCATOR SOFTWARE, INC.


By ____________________________________

Title _________________________________



SILICON VALLEY BANK


By_____________________________________

Title _________________________________

                                    Exhibit A

                            Mercator Software, Inc.
                                Copyright Report

Run Date: 11/28/2001 3:47pm
------------------------------------------------------------------------------------------------------------------------------------
Matter Report

------------------------------------------------------------------------------------------------------------------------------------
OPEN Matters; CLIENTS: Inclusive -- 00992;  MATTERS: Inclusive -- c*;
------------------------------------------------------------------------------------------------------------------------------------
                                                                         FILING                  ISSUE                    EXPIRE
------------------------------------------------------------------------------------------------------------------------------------
CLIENT MATTER COUNTRY       ATTY CLASS STATUS      NAME                  DATE       SERIAL NO    DATE        REG NO       DATE
------------------------------------------------------------------------------------------------------------------------------------
00992  C0033B United States  GSW  CPY  Registered  KEY/MASTER DATA       1992/09/04 TX3 378-405  1992/09/04  TX3 378-405  2067/09/04
                                                   INPUT SOFTWARE
------------------------------------------------------------------------------------------------------------------------------------
00992  C0033C United States  GSW  CPY  Registered  KEY/MASTER            1992/09/08 TX3 377-402  1992/09/08  TX3 377-402  2067/09/08
                                                   RELEASE 5.0
------------------------------------------------------------------------------------------------------------------------------------
00992  C0033D United States  GSW  CPY  Registered  KEY/MASTER            1992/09/04 TX3 376-852  1992/09/04  TX3 376-852  2067/09/04
                                                   RELEASE 5.1
------------------------------------------------------------------------------------------------------------------------------------
00992  C0033E United States  GSW  CPY  Registered  KEY/MASTER DATA       1979       TX3-382-262  1992/09/16  TX3-382-262  2067/09/16
                                                   INPUT SOFTWARE
------------------------------------------------------------------------------------------------------------------------------------
00992  C0065A United States  GSW  CPY  Registered  Trading Partner       1995/01/26 TX3 996-760  1995/01/26  TX3 996-760  2070/01/26
                                                   Mainframe -
                                                   Original Version
------------------------------------------------------------------------------------------------------------------------------------
00992  C0065B United States  GSW  CPY  Registered  Trading Partner       1995/01/26 TX3 996-761  1995/01/26  TX3 996-761  2070/01/26
                                                   Mainframe -
                                                   Version 2.4
------------------------------------------------------------------------------------------------------------------------------------
00992  C0066A United States  GSW  CPY  Registered  Trading Partner P.C.  1995/01/26 TX3 994-254  1995/01/26  TX3 994-254  2070/01/26
                                                   - Original Version
------------------------------------------------------------------------------------------------------------------------------------
00992  C0066B United States  GSW  CPY  Registered  Trading Partner P.C.  1995/01/26 TX3 980-888  1995/01/26  TX3 980-888  2070/01/26
                                                   - Version 4.3
------------------------------------------------------------------------------------------------------------------------------------
00992  C0068A United States  GSW  CPY  Registered  ONCALL * EDI          1995/01/03 TX3 984-430  1995/01/03  TX3 984-430  2070/01/03

------------------------------------------------------------------------------------------------------------------------------------
00992  C0206A United States  GSW  CPY  Registered  HUB BROKERAGE SYSTEM  2000       TXu-912-660  2000/03/13  TXu-912-660  2075/03/13
                                                   Version 1.0
------------------------------------------------------------------------------------------------------------------------------------
00992  C0207A United States  GSW  CPY  Registered  FL KIT Version 1.0    2000       TXu-912-661  2000/03/13  TXu-912-661  2075/03/13

------------------------------------------------------------------------------------------------------------------------------------
00992  C0208A United States  GSW  CPY  Registered  HUB ENCRYPTION        1999/      TXu-912-662  2000/03/13  TXu-912-662  2075/03/13
                                                   SOFTWARE Version 1.0
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 St. Onge Steward Johnston Reens LLC



                            Mercator Software, Inc,
                                Trademark Report

Run Date: 11/28/2001 3:47pm
------------------------------------------------------------------------------------------------------------------------------------
Matter Report

------------------------------------------------------------------------------------------------------------------------------------
OPEN Matters;  CLIENTS: Inclusive -- 00992;  MATTERS: Inclusive -- t*;
------------------------------------------------------------------------------------------------------------------------------------
                             BILL                                         FILING                  ISSUE                   EXPIRE
------------------------------------------------------------------------------------------------------------------------------------
CLIENT MATTER  COUNTRY       ATTY CLASS  STATUS      NAME                 DATE        SERIAL NO   DATE        REG NO      DATE
------------------------------------------------------------------------------------------------------------------------------------
00992  T0001A  United States  GSW  TMK   Registered  TSI (BLOCK LETTERS)  1986/04/02  73/591,175  1990/11/13  1,622,107   2010/11/13

------------------------------------------------------------------------------------------------------------------------------------
00992  T0015A  United States  GSW  TMK   Registered  KEY/MASTER           1975/09/11  73/062,738  1976/12/14  1,054,242   2006/12/14

------------------------------------------------------------------------------------------------------------------------------------
00992  T0020A  United States  GSW  TMK   Registered  TASK/MASTER          1971/01/20  72/381,499  1972/10/24  946,062     2002/10/24

------------------------------------------------------------------------------------------------------------------------------------
00992  T0029A  United States  GSW  TMK   Registered  TRADING PARTNER      1989/12/18  74/011,828  1991/10/15  1,660,560   2011/10/15

------------------------------------------------------------------------------------------------------------------------------------
00992  T0030B  United States  GSW  TMK   Registered  EASYPATH             1993/03/19  74/369,220  1994/08/02  1,847,603   2004/08/02

------------------------------------------------------------------------------------------------------------------------------------
00992  T0031A  United States  GSW  TMK   Registered  EASYLOGIC            1990/05/18  74/060,535  1991/05/14  1,644,296   2011/05/14

------------------------------------------------------------------------------------------------------------------------------------
00992  T0032A  United States  GSW  TMK   Registered  TRANSLATE            1986/11/14  73/630,402  1988/02/09  1,475,704   2008/02/09

------------------------------------------------------------------------------------------------------------------------------------
00992  T0055A  United States  GSW  TMK   Registered  TRADING PARTNER      1989/12/11  74/009,319  1990/10/02  1,615,543   2010/10/02

------------------------------------------------------------------------------------------------------------------------------------
00992  T0060A  United States  GSW  TMK   Registered  MERCATOR (Class 9)   1991/12/13  74/229,939  1994/04/05  1,829,798   2004/04/05

------------------------------------------------------------------------------------------------------------------------------------
00992  T0060B  United States  GSW  TMK   Registered  MERCATOR (Class 9)   1998/06/04  75/496,348  1999/09/28  2,281,097

------------------------------------------------------------------------------------------------------------------------------------
00992  T0060C  United States  GSW  TSM   Registered  MERCATOR (Class 42)  1998/07/06  75/513,974  1999/08/31  2,274,277   2009/08/31

------------------------------------------------------------------------------------------------------------------------------------
00992  T0060D  United States  GSW  TSM   Registered  MERCATOR (Class 41)  1998/07/08  75/515,072  1999/08/31  2,274,290   2009/08/31

------------------------------------------------------------------------------------------------------------------------------------
00992  T0079A  United States  GSW  TMK   Registered  TSI SOFT and Design  1996/08/19  75/152,032  1999/02/02  2,221,935   2009/02/02

------------------------------------------------------------------------------------------------------------------------------------
00992  T0079C  United States  GSW  TSM   Suspended   TSI SOFT and Design  1997/10/27  75/379,849

------------------------------------------------------------------------------------------------------------------------------------
00992  T0086A  United States  GSW  TSM   Registered  BUSINESSLINK         1997/07/28  75/332,021  1998/10/06  2,193,582   2008/10/06

------------------------------------------------------------------------------------------------------------------------------------
00992  T0135A  United States  GSW  TMK   Suspended   M-SHAPED PAPER       2000/01/13  75/896,267
                                                     AIRPLANE DESIGN

------------------------------------------------------------------------------------------------------------------------------------
00992  T0135B  United States  GSW  TSM   Registered  M-SHAPED PAPER       2000/01/13  75/896,266  2001/10/30  2,503,016   2011/10/30
                                                     AIRPLANE DESIGN

------------------------------------------------------------------------------------------------------------------------------------
00992  T0135C  United States  GSW  TSM   Registered  M-SHAPED PAPER       2000/01/13  75/896,265  2001/10/16  2,499,048   2011/10/16
                                                     AIRPLANE DESIGN

------------------------------------------------------------------------------------------------------------------------------------
00992  T0136A  United States  GSW  TMK   Suspended   THE E-BUSINESS       2000/02/15  75/919,983
                                                     TRANSFORMATION
                                                     COMPANY

------------------------------------------------------------------------------------------------------------------------------------
00992  T0136B  United States  GSW  TSM   Suspended   THE E-BUSINESS       2000/02/15  75/919,982
                                                     TRANSFORMATION
                                                     COMPANY

------------------------------------------------------------------------------------------------------------------------------------
00992  T0136C  United States  GSW  TSM   Suspended   THE E-BUSINESS       2000/02/15  75/919,981
                                                     TRANSFORMATION
                                                     COMPANY

------------------------------------------------------------------------------------------------------------------------------------
00992  T0156A  United States  GSW  TMK   Allowed     MYMERCATOR           2000/06/07  76/064,783

------------------------------------------------------------------------------------------------------------------------------------
00992  T0156B  United States  GSW  TSM   Allowed     MYMERCATOR           2000/06/07  76/064,784

------------------------------------------------------------------------------------------------------------------------------------
00992  T0156C  United States  GSW  TSM   Allowed     MYMERCATOR           2000/06/07  76/064,782

------------------------------------------------------------------------------------------------------------------------------------
00992  T0162A  United States  GSW  TMK   Allowed     MYMERCATOR.COM       2000/06/07  76/064,781

------------------------------------------------------------------------------------------------------------------------------------
00992  T0162B  United States  GSW  TSM   Allowed     MYMERCATOR.COM       2000/06/07  76/064,780

------------------------------------------------------------------------------------------------------------------------------------
00992  T0162C  United States  GSW  TSM   Allowed     MYMERCATOR.COM       2000/06/07  76/064,779

------------------------------------------------------------------------------------------------------------------------------------
00992  T0163A  United States  GSW  TMK   Pending     JBUSINESS            1998/02/25  75/439,911

------------------------------------------------------------------------------------------------------------------------------------
00992  T0164A  United States  GSW  TMK   Registered  NOVERA EPIC          1996/11/14  75/197,621  1998/06/23  2,168,474   2008/06/23

------------------------------------------------------------------------------------------------------------------------------------
00992  T0209A  United States  GSW  TMK   Pending     INTEGRATION BROKER   2001/09/10  76/310,869

------------------------------------------------------------------------------------------------------------------------------------
00992  T0209B  United States  GSW  TSM   Pending     INTEGRATION BROKER   2001/09/10  76/310,870

------------------------------------------------------------------------------------------------------------------------------------
00992  T0209C  United States  GSW  TSM   Pending     INTEGRATION BROKER   2001/09/10  76/310,871

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 St. Onge Steward Johnston Reens LLC

                                    Exhibit B

As of November 29, 2001


                                  ATTACHMENT 1

Company Identity and Corporate Structure:

TSI International Software, Ltd. - 9/1/93

         Mercator Software  SARL (France) - 5/98

         SCP Solutions Europe (Holland) - 1/99

         TSI Software GmbH - 3/5/99

         Braid Group Ltd. (Bermuda) -3/18/99
                  NOTE: HAS SINCE BEEN DISSOLVED

         Novera - Acquired 9/30/99 - Inactive

         TSI International Software (UK)
                  NOTE: MERGED INTO MERCATOR UK [LISTED BELOW AS TSI SOFTWARE LTD. (UK)]

         TSI Software Ltd. (UK)

                  Braid, Inc. (US) - Inactive

         TSI Software Ltd.  (Hong Kong)

                  Braid Systems PTY (Australia)

                  TSI Software PTE (Singapore)

Mercator Software, Inc. - 4/3/00

         Mercator Software AB (Sweden) - 2000

         Mercator Japan K. K. - 2001

         Mercator Software GmbH  (Switzerland) - 2001

         Mercator Software SA (Spain) - 2001

As of November 29, 2001

                                  ATTACHMENT 2

List of Subsidiaries:



Novera Software, Inc. (US) - Inactive

Mercator International GmbH (Germany)

Mercator Software SARL (France)

SCP Solutions Europe (Holland)

Mercator Software Ltd. (UK)

         - Braid, Inc. (US) - Inactive

MCTR Software AB (Sweden)

Mercator Software HK

         - Mercator Software Australia Pty Ltd

         - Mercator Software Pte Ltd (Singapore)

Mercator Japan K. K.

Mercator Software GmbH  (Switzerland)

Mercator Software SA (Spain)

                                   Exhibit C-1

                                 Schedule 6.2(A)

          Borrower is qualified to do business in the following states:

Arizona
California
Connecticut
Delaware
Florida
Georgia
Illinois
Maryland
Massachusetts
Missouri
North Carolina
South Carolina
Texas
Virginia
Washington
Wisconsin

     Borrower has made application to be qualified to do business in the following state:

New York

                                   Exhibit C-2

                                 Schedule 6.2(C)

Those proceedings set forth in Item 3 of Borrower's Annual Report, on Form 10-K, for the fiscal year ended December 31, 2000 and in Item 1 of Borrower's Quarterly Report on Form 10-Q for the quarterly periods ended March 31, 2001, June 30, 2001, September 30, 2001 and the following, as of November 28, 2001:

1.       Caption:          James Lees v. Mercator Software, Inc.
                            Cause No. 4:01CV00092 RWS

         Court:            United States District Court
                           Eastern District of Missouri
                           Eastern Division

         Issue:            Alleged age discrimination

2.       Caption:          Tina R. Dube v. Mercator Software, Inc.

         Court:            U.S. District Court, D. Conn.
         Issue:            Wrongful termination based on gender

3.       Captions:         Opposition #121,006 before the Trademark Trial and
                           Appeal Board of the US Patent and Trademark Office
                           Mercator Software v. Mercata, Inc.

                           Opposition #120,739 before the Trademark Trial and Appeal Board of the US Patent and Trademark Office Mercator Software v. Mercata, Inc. and Design.

         *Opposition to CTM (European) Application 1193515 for MERCATA before the Office of Harmonization in the Internal Market ("OHIM"), which is a European Community body which Registers Community trademarks and design rights within the European Union. *Mercator is currently in negotiations for a worldwide settlement agreement and wishes to keep the opposition in place until the matter can be resolved on a worldwide basis.

         Issue: All of the above deal with Mercator's opposition to the use by Mercata, Inc. of the mark MERCATA for goods and/or services that are similar to those of Mercator Software, Inc.

         There are, in addition, cross-oppositions in the European Community involving the use of "Mercator" and the mark "Mercatus" by NSB Retail Solutions Limited; settlement negotiations ongoing.

4.       Caption:           Lombardo v. Mercator Software, Inc.
         Court:             U.S. District Court, District of Connecticut
         Issue:             alleged violations of Family and Medical Leave Act,
                            Fair Labor Standards Act

5.       Caption:           U.S. v. Novera Software, Inc.
         Administrative
         Proceeding:        California Tax Board
         Issue:             tax lien expected to be lifted shortly; payment has
                            been made


6.       Caption:           Aoud v. Mercator Software, Inc.
         Court:             Superior Court of Justice of Province of
                            Ontario, Canada

         Issue: Alleging termination from employment without cause and, in the alternative, wrongful hiring

7.       Caption:           Neubert v. Mercator Software Inc.
         Court:             U.S. District Court, E.D. PA.
         Issue:             The plaintiff alleges Borrower's failure to transfer
                            common stock and the loss of severance compensation stemming from the sale of plaintiff's business to Borrower in 1998

8.       Administrative
         Proceeding:        U.S. Dept. of Labor Office of Federal Contract
                            Compliance has selected the Company for a compliance audit.

9.       Threatened
         Proceeding:        Two former employees have threatened legal action
                            against the Company as a result of a recent RIF. No legal process has been served.

Several collection matters (by way of collection agencies, non-litigation) whereby Borrower is seeking payment from customers.

Other: Any future action or proceeding, or threatened action or proceeding, which, if held adversely to Borrower would not (i) have an effect on, or relate to, any Financed Receivable or (ii) result in estimated damages in excess of $100,000.00; however, Borrower shall give prompt notice to Bank of any such action or proceeding.